Company financial information (Parent Corporation)	12 Months Ended
Dec. 31, 2021
Condensed Financial Information Disclosure [Abstract]
Company financial information (Parent Corporation)	Company financial information (Parent Corporation) In connection with our single point of entry resolution strategy, we have established an intermediate holding company (“IHC”) to facilitate the provision of capital and liquidity resources to certain key subsidiaries in the event of material financial distress or failure. In 2017, we entered into a binding support agreement with those key subsidiaries and other related entities that requires the IHC to provide that support. The support agreement requires the Parent to transfer cash and other liquid financial assets to the IHC on an ongoing basis, subject to certain amounts retained by the Parent to meet its near-term cash needs. The Parent’s and the IHC’s obligations under the support agreement are secured. The IHC has provided unsecured subordinated funding notes to the Parent as well as a committed line of credit that allows the Parent to draw funds necessary to service near-term obligations. As a result, during business-as-usual circumstances, the Parent is expected to continue to have access to the funds necessary to pay dividends, repurchase common stock, service its debt and satisfy its other obligations. If our projected liquidity resources deteriorate so severely that resolution of the Parent becomes imminent, the committed line of credit the IHC provided to the Parent will automatically terminate, with all amounts outstanding becoming due and payable, and the support agreement will require the Parent to transfer most of its remaining assets (other than stock in subsidiaries and a cash reserve to fund bankruptcy expenses) to the IHC. As a result, during a period of severe financial stress, the Parent could become unable to meet its debt and payment obligations (including with respect to its securities), causing the Parent to seek protection under bankruptcy laws earlier than it otherwise would have.

Our bank subsidiaries are subject to dividend limitations under the federal and state banking laws. Under these statutes, prior regulatory consent is required for dividends in any year that would exceed the bank’s net profits for such year combined with retained net profits for the prior two years. Additionally, such bank subsidiaries may not declare dividends in excess of net profits on hand, as defined, after deducting the amount by which the principal amount of all loans, on which interest is past due for a period of six months or more, exceeds the allowance for credit losses.

The payment of dividends also is limited by minimum capital requirements and buffers imposed on banks. As of Dec. 31, 2021, our bank subsidiaries exceeded these requirements.

Subsequent to Dec. 31, 2021, our U.S. bank subsidiaries could declare dividends to the Parent of approximately $1.5 billion, without the need for a regulatory waiver. In addition, at Dec. 31, 2021, non-bank subsidiaries of the Parent had liquid assets of approximately $2.3 billion.

The bank subsidiaries declared dividends of $2.5 billion in 2021, $1.5 billion in 2020 and $3.2 billion in 2019. The Federal Reserve and the Office of the Comptroller of the Currency have issued additional guidelines that require BHCs and national banks to continually evaluate the level of cash dividends in relation to their respective operating income, capital needs, asset quality and overall financial condition.

The Federal Reserve policy with respect to the payment of cash dividends by BHCs provides that, as a matter of prudent banking, a BHC should not maintain a rate of cash dividends unless its net income available to common shareholders has been sufficient to fully fund the dividends, and the prospective rate of earnings retention appears to be consistent with the holding company’s capital needs, asset quality and overall financial condition. The Federal Reserve can also prohibit a dividend if payment would constitute an unsafe or unsound banking practice.

In December 2020, the Federal Reserve released the results of the second round of CCAR stress tests and extended the restriction on common stock dividends and open market common stock repurchases applicable to participating CCAR BHCs, including us, to the first quarter of 2021, with certain modifications. In March 2021, the Federal Reserve extended these restrictions through the second quarter of 2021. The temporary restrictions on dividends and share repurchases ended for BNY Mellon after June 30, 2021. After these temporary restrictions were lifted, BNY Mellon continued to be subject to the stress capital buffer framework, which would impose restrictions on capital distributions on an incremental basis if BNY Mellon’s risk-based capital ratios decline into the buffer zone.

In June 2021, in connection with the Federal Reserve’s release of the 2021 CCAR stress tests, we announced a share repurchase program approved by our Board of Directors providing for the repurchase of up to $6.0 billion of common stock beginning in the third quarter of 2021 and continuing through the fourth quarter of 2022. This new share repurchase plan replaced all previously authorized share repurchase plans.

The Federal Reserve Act limits, and requires collateral for, extensions of credit by our insured subsidiary banks to the Parent and certain of its non-bank affiliates. Also, there are restrictions on the amounts of investments by such banks in stock and other securities of BNY Mellon and such affiliates, and restrictions on the acceptance of their securities as collateral for loans by such banks. Extensions of credit by the banks to each of our affiliates are limited to 10% of such bank’s regulatory capital, and in the aggregate for BNY Mellon and all such affiliates to 20%, and collateral must be between 100% and 130% of the amount of the credit, depending on the type of collateral.

In the event of impairment of the capital stock of one of the Parent’s national banks or The Bank of New York Mellon, the Parent, as the banks’ stockholder, could be required to pay such deficiency.

The Parent guarantees the committed and uncommitted lines of credit of Pershing LLC and Pershing Limited subsidiaries. The Parent guarantees described above are full and unconditional and contain the standard provisions relating to parent guarantees of subsidiary debt. Additionally, the Parent guarantees or indemnifies obligations of its consolidated subsidiaries as needed. Generally, there are no stated notional amounts included in these indemnifications and the contingencies triggering the obligation for indemnification are not expected to occur. As a result, we are unable to develop an estimate of the maximum payout under these indemnifications. However, we believe the possibility is remote that we will have to make any material payment under these guarantees and indemnifications. The Parent also guaranteed the debt issued by Mellon Funding Corporation, a wholly-owned financing subsidiary of the Company, which was dissolved in 2021. No debt issued by Mellon Funding Corporation was outstanding as of Dec. 31, 2020.

Financial data for the Parent for 2020 and 2019 includes Mellon Funding Corporation for financial reporting purposes because of the limited function of this entity and the unconditional guarantee by BNY Mellon of its obligations.
The Parent’s condensed financial statements are as follows:
Condensed Income Statement—The Bank of New York Mellon Corporation (Parent Corporation)

	Year ended Dec. 31,
(in millions)	2021	2020	2019
Dividends from bank subsidiaries	$2,490	$1,485	$3,209
Dividends from nonbank subsidiaries	1,106	1,199	2,075
Interest revenue from bank subsidiaries	—	—	4
Interest revenue from nonbank subsidiaries	30	53	153
(Loss) on securities held for sale	—	—	(11)
Other revenue	56	50	39
Total revenue	3,682	2,787	5,469
Interest expense (including $6, $30 and $64, to subsidiaries, respectively)	339	520	941
Other expense	153	168	197
Total expense	492	688	1,138
Income before income taxes and equity in undistributed net income of subsidiaries	3,190	2,099	4,331
(Benefit) for income taxes	(92)	(289)	(208)
Equity in undistributed net income:
Bank subsidiaries	282	1,278	(139)
Nonbank subsidiaries	195	(49)	41
Net income	3,759	3,617	4,441
Preferred stock dividends and redemption charge	(207)	(194)	(169)
Net income applicable to common shareholders of The Bank of New York Mellon Corporation	$3,552	$3,423	$4,272
Condensed Balance Sheet—The Bank of New York Mellon Corporation (Parent Corporation)

	Dec. 31,
(in millions)	2021	2020
Assets:
Cash and due from banks	$356	$330
Securities	4	6
Investment in and advances to subsidiaries and associated companies:
Banks	34,721	36,431
Other	37,748	38,064
Subtotal	72,469	74,495
Corporate-owned life insurance	786	782
Other assets	623	202
Total assets	$74,238	$75,815
Liabilities:
Deferred compensation	$435	$417
Affiliate borrowings	3,585	2,176
Other liabilities	1,283	1,866
Long-term debt	25,901	25,555
Total liabilities	31,204	30,014
Shareholders’ equity	43,034	45,801
Total liabilities and shareholders’ equity	$74,238	$75,815
Condensed Statement of Cash Flows—The Bank of New York Mellon Corporation (Parent Corporation)

	Year ended Dec. 31,
(in millions)	2021	2020	2019
Operating activities:
Net income	$3,759	$3,617	$4,441
Adjustments to reconcile net income to net cash provided by (used for) operating activities:
Equity in undistributed net (income) loss of subsidiaries	(477)	(1,229)	98
Change in accrued interest receivable	75	(17)	(12)
Change in accrued interest payable	(15)	(26)	(17)
Change in taxes payable (a)	(142)	(281)	331
Other, net	(260)	368	(107)
Net cash provided by operating activities	2,940	2,432	4,734
Investing activities:
Acquisitions of, investments in, and advances to subsidiaries (b)	870	(1,442)	1,495
Net cash provided (used for) by investing activities	870	(1,442)	1,495
Financing activities:
Proceeds from issuance of long-term debt	5,186	2,993	1,745
Repayments of long-term debt	(4,250)	(3,950)	(4,250)
Change in advances from subsidiaries	820	1,195	242
Issuance of common stock	63	58	86
Issuance of preferred stock	1,287	1,567	—
Treasury stock acquired	(4,567)	(989)	(3,327)
Redemption of preferred stock	(1,000)	(583)	—
Cash dividends paid	(1,323)	(1,296)	(1,289)
Net cash (used for) financing activities	(3,784)	(1,005)	(6,793)
Change in cash and due from banks	26	(15)	(564)
Cash and due from banks at beginning of year	330	345	909
Cash and due from banks at end of year	$356	$330	$345
Supplemental disclosures
Interest paid	$354	$546	$958
Income taxes paid	—	3	2
Income taxes refunded	1	—	—
(a)    Includes payments received from subsidiaries for taxes of $21 million in 2021, $736 million in 2020 and $823 million in 2019.
(b)    Includes $10 million of cash outflows, net of $880 million of cash inflows in 2021, $3,715 million of cash outflows, net of $2,273 million of cash inflows in 2020 and $2,139 million of cash outflows, net of $3,634 million of cash inflows in 2019.